LEGG MASON UNIT INVESTMENT TRUST, SERIES 6

      SUPPLEMENT TO THE PROSPECTUS DATED OCTOBER 26, 1995


     Notwithstanding anything to the contrary in the Prospectus, the Sponsor may make sales of Units to dealers and other selling agents which represent a concession or agency commission of 2.5% of the Public Offering Price for secondary market sales. Resales of Units by such dealers or selling agents to the public will be made at the Public Offering Price as described in the Prospectus. In addition, any reduction of the sales charge for volume purchases shall be the responsibility of the selling dealer.



                                             November 30, 1995